UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 6, 2017

Natural Destiny Inc.
(Exact name of registrant as specified in charter)

Nevada	333-211380	81-1352933
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification No.)

Room 902, Unit 1, Pearl Business Building

Jiande City, Zhejiang Province, P.R.C.
(Address of principal executive offices)

311600
(Zip Code)

+86 571-64197788
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Resignation of Independent Registered Public Accounting Firm

On February 6, 2017, GBH CPAs, PC (“GBH”) declined to stand for re-election as the independent registered public accounting firm of Natural Destiny Inc. (the “Company”), effective immediately.

The report of GBH of the Company’s financial statements for the fiscal years ended September 30, 2016 and 2015 did not contain adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles other than the substantial doubt that the Company would continue as a going concern. The reports of GBH were prepared on a going concern basis based on the Company's accumulated deficit and it has not yet generated significant recurring revenues to support its operating costs.

During the years ended September 30, 2016 and 2015 and the subsequent interim period through February 6, 2017, there were no disagreements between the Company and GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to GBH’s satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with its report. During the years ended September 30, 2016 and 2015 and the subsequent interim period through February 6, 2017, there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GBH with a copy of this report and the Company has requested that the GBH furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements above. A copy of this letter dated February 10, 2017 is filed as an exhibit to this report.

New Independent Registered Public Accounting Firm

On February 7, 2017, the Board of Directors of the Company engaged Anton & Chia, LLP (“Anton & Chia”) as the Company’s new independent public accounting firm.  The engagement of Anton & Chia was approved by the Board of Directors of the Company.

During the Company’s two most recent fiscal years ended September 30, 2016 and 2015, and the subsequent period through February 7, 2017, neither the Company nor anyone on its behalf did consult with Anton & Chia with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Item 304(a)(2) (i) and (ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter dated February 10, 2017 from GBH CPAs, PC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2017	NATURAL DESTINY INC.

	By:	/s/ Jianrong Xia
Jianrong Xia
Chief Executive Officer

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